EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Excalibur Industries (the “Company”) on Form 10-K for the year ending May 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 with the exception of the financial statements and financial report, which are unaudited compilations with an Accountant’s Compilation Report, as stated in the Report; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2016

/s/ Jay R.Mackie
Jay R. Mackie
Chief Executive Officer

/s/ Michael P. Johnson
Michael P. Johnson
Chief Financial Officer